UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period:	March 31, 2017

Item 1. Schedule of Investments:

Putnam VT Absolute Return 500 Fund

The fund's portfolio
3/31/17 (Unaudited)

COMMON STOCKS (26.3%)(a)
			Shares	Value

Basic materials (1.6%)

Adecoagro SA (Argentina)(NON)			1,189	$13,626

Anhui Conch Cement Co., Ltd. (China)			10,000	33,970

Ashland Global Holdings, Inc.			76	9,410

Bemis Co., Inc.			215	10,505

Braskem SA Class A (Preference) (Brazil)			5,900	59,837

China Lesso Group Holdings, Ltd. (China)			36,000	30,434

China Railway Construction Corp., Ltd. (China)			33,500	47,503

Hyosung Corp. (South Korea)			252	30,534

Lotte Chemical Corp. (South Korea)			165	54,666

PTT Global Chemical PCL (Thailand)			28,500	60,753

Reliance Steel & Aluminum Co.			141	11,283

Sappi, Ltd. (South Africa)			5,530	37,563

Sherwin-Williams Co. (The)			108	33,501

Siam Cement PCL (The) (Thailand)			3,450	54,216

Sinopec Shanghai Petrochemical Co., Ltd. (China)			74,000	41,040

Sonoco Products Co.			183	9,684

				538,525
Capital goods (1.8%)

Allison Transmission Holdings, Inc.			639	23,042

Avery Dennison Corp.			420	33,852

Berry Plastics Group, Inc.(NON)			215	10,443

BWX Technologies, Inc.			243	11,567

Carlisle Cos., Inc.			72	7,662

China Railway Group, Ltd. (China)			56,000	50,080

Crown Holdings, Inc.(NON)			231	12,231

Embraer SA (Brazil)			5,700	31,663

General Dynamics Corp.			281	52,603

Honeywell International, Inc.			617	77,045

L3 Technologies, Inc.			90	14,876

Northrop Grumman Corp.			367	87,287

Raytheon Co.			590	89,975

United Tractors Tbk PT (Indonesia)			20,300	40,370

Waste Management, Inc.			930	67,816

				610,512
Communication services (2.4%)

AT&T, Inc.			815	33,863

China Mobile, Ltd. (China)			1,000	10,944

Comcast Corp. Class A			1,026	38,567

DISH Network Corp. Class A(NON)			4,808	305,243

Juniper Networks, Inc.			2,056	57,218

LG Uplus Corp. (South Korea)			4,728	60,458

SK Telecom Co., Ltd. (South Korea)			201	45,294

Telecom Argentina SA ADR (Argentina)			663	14,712

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)			209,800	65,024

Telkom SA SOC, Ltd. (South Africa)			8,454	47,279

Verizon Communications, Inc.			2,150	104,813

				783,415
Consumer cyclicals (2.7%)

Alfa SAB de CV (Mexico)			7,341	10,724

Aramark			163	6,010

Automatic Data Processing, Inc.			857	87,748

AutoZone, Inc.(NON)			78	56,398

Carter's, Inc.			93	8,351

CBS Corp. Class B (non-voting shares)			552	38,287

China Dongxiang Group Co., Ltd. (China)			45,000	8,628

Clorox Co. (The)			48	6,472

Dollar General Corp.			807	56,272

Great Wall Motor Co., Ltd. (China)			50,000	56,939

Hankook Tire Co., Ltd. (South Korea)			328	15,985

Hasbro, Inc.			390	38,930

Home Depot, Inc. (The)			87	12,774

Hyatt Hotels Corp. Class A(NON)			171	9,231

Imperial Holdings, Ltd. (South Africa)			2,927	35,998

Interpublic Group of Cos., Inc. (The)			996	24,472

Itausa - Investimentos Itau SA (Preference) (Brazil)			1,100	3,338

John Wiley & Sons, Inc. Class A			96	5,165

Kimberly-Clark Corp.			68	8,951

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)			7,762	16,853

Lowe's Cos., Inc.			913	75,058

Madison Square Garden Co. (The) Class A(NON)			22	4,394

Naspers, Ltd. Class N (South Africa)			34	5,867

News Corp. Class B			262	3,537

Omnicom Group, Inc.			31	2,673

PVH Corp.			77	7,967

Qualicorp SA (Brazil)			4,600	30,342

Scotts Miracle-Gro Co. (The) Class A			93	8,685

ServiceMaster Global Holdings, Inc.(NON)			422	17,619

Smiles SA (Brazil)			3,300	66,831

TJX Cos., Inc. (The)			541	42,782

Twenty-First Century Fox, Inc.			1,679	54,383

Vail Resorts, Inc.			21	4,030

Vantiv, Inc. Class A(NON)			771	49,437

World Fuel Services Corp.			155	5,619

				886,750
Consumer staples (2.1%)

Altria Group, Inc.			1,503	107,344

Church & Dwight Co., Inc.			248	12,368

Colgate-Palmolive Co.			847	61,992

Constellation Brands, Inc. Class A			41	6,645

Coty, Inc. Class A			185	3,354

CVS Health Corp.			740	58,090

General Mills, Inc.			831	49,037

Gruma SAB de CV Class B (Mexico)			4,085	57,724

Hanwha Corp. (South Korea)			1,041	33,418

Hershey Co. (The)			554	60,525

JBS SA (Brazil)			15,299	49,895

McDonald's Corp.			718	93,060

PepsiCo, Inc.			60	6,712

Philip Morris International, Inc.			25	2,823

Pool Corp.			73	8,711

Procter & Gamble Co. (The)			271	24,349

Sao Martinho SA (Brazil)			2,094	11,558

Sysco Corp.			1,025	53,218

US Foods Holding Corp.(NON)			100	2,798

				703,621
Energy (1.3%)

Dril-Quip, Inc.(NON)			71	3,873

Exxon Mobil Corp.			1,730	141,877

Petrobras Argentina SA ADR (Argentina)(NON)			801	8,851

Phillips 66			259	20,518

Schlumberger, Ltd.			1,156	90,284

SK Innovation Co., Ltd. (South Korea)			269	40,051

Surgutneftegas OJSC ADR (Russia)			2,241	11,474

TechnipFMC PLC (United Kingdom)(NON)			603	19,598

YPF SA ADR (Argentina)			3,292	79,930

				416,456
Financials (5.9%)

Aflac, Inc.			348	25,202

AGNC Investment Corp.(R)			2,358	46,901

Agricultural Bank of China, Ltd. (China)			139,000	64,031

Alleghany Corp.(NON)			9	5,532

Allstate Corp. (The)			128	10,431

Ally Financial, Inc.			718	14,597

American Financial Group, Inc.			80	7,634

Annaly Capital Management, Inc.(R)			2,158	23,975

Aspen Insurance Holdings, Ltd.			185	9,629

Associated Banc-Corp.			158	3,855

Assured Guaranty, Ltd.			184	6,828

Banco Bradesco SA ADR (Brazil)			4,577	46,868

Banco Macro SA ADR (Argentina)			484	41,963

Bank Negara Indonesia Persero Tbk PT (Indonesia)			81,900	39,796

Bank of China, Ltd. (China)			16,000	7,947

Bank of Communications Co., Ltd. (China)			65,000	50,518

Bank of New York Mellon Corp. (The)			623	29,424

BBVA Banco Frances SA ADR (Argentina)			709	13,060

Berkshire Hathaway, Inc. Class B(NON)			298	49,671

Brandywine Realty Trust(R)			300	4,869

Broadridge Financial Solutions, Inc.			243	16,512

Capital One Financial Corp.			417	36,137

Chimera Investment Corp.(R)			960	19,373

China Cinda Asset Management Co., Ltd. (China)			107,000	41,580

China Construction Bank Corp. (China)			69,000	55,491

Chongqing Rural Commercial Bank Co., Ltd. (China)			41,000	27,697

CIFI Holdings Group Co., Ltd. (China)			24,000	9,326

CoreLogic, Inc.(NON)			210	8,551

Corporate Office Properties Trust(R)			170	5,627

Country Garden Holdings Co., Ltd. (China)			59,000	53,067

Discover Financial Services			584	39,940

Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey)(R)			25,741	20,539

Equity Commonwealth(NON)(R)			251	7,836

Equity Lifestyle Properties, Inc.(R)			78	6,011

Equity Residential Trust(R)			381	23,706

Everest Re Group, Ltd.			80	18,705

Fubon Financial Holding Co., Ltd. (Taiwan)			30,000	48,941

Grupo Financiero Galicia SA ADR (Argentina)			1,156	43,766

Guangzhou R&F Properties Co., Ltd. (China)			33,600	52,487

Hanover Insurance Group, Inc. (The)			48	4,323

Highwealth Construction Corp. (Taiwan)			14,000	24,593

Highwoods Properties, Inc.(R)			154	7,566

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)			501	15,680

Industrial & Commercial Bank of China, Ltd. (China)			142,000	92,821

Industrial Bank of Korea (South Korea)			5,218	56,925

Intercontinental Exchange, Inc.			504	30,174

Itau Unibanco Holding SA ADR (Preference) (Brazil)			2,761	33,325

KB Financial Group, Inc. (South Korea)			100	4,382

Liberty Property Trust(R)			185	7,132

Macerich Co. (The)(R)			144	9,274

Macquarie Mexico Real Estate Management SA de CV (Mexico)(R)			10,529	11,810

Marsh & McLennan Cos., Inc.			541	39,974

MFA Financial, Inc.(R)			1,253	10,124

Mid-America Apartment Communities, Inc.(R)			54	5,494

MRV Engenharia e Participacoes SA (Brazil)			8,126	37,274

Old Mutual PLC (South Africa)			19,278	48,452

People's Insurance Co. Group of China, Ltd. (China)			85,000	35,218

PNC Financial Services Group, Inc. (The)			728	87,535

Popular, Inc. (Puerto Rico)			306	12,463

Public Storage(R)			21	4,597

Regency Centers Corp.(R)			227	15,071

Reinsurance Group of America, Inc.			102	12,952

Retail Properties of America, Inc. Class A(R)			257	3,706

Sberbank of Russia PJSC ADR (Russia)			3,193	36,847

Shinhan Financial Group Co., Ltd. (South Korea)			442	18,418

SunTrust Banks, Inc.			545	30,139

TCF Financial Corp.			509	8,663

Travelers Cos., Inc. (The)			294	35,439

Two Harbors Investment Corp.(R)			1,249	11,978

U.S. Bancorp			692	35,638

Voya Financial, Inc.			805	30,558

Weingarten Realty Investors(R)			129	4,307

Wells Fargo & Co.			1,676	93,286

Western Alliance Bancorp(NON)			172	8,443

				1,962,604
Health care (2.3%)

AmerisourceBergen Corp.			265	23,453

C.R. Bard, Inc.			90	22,369

Charles River Laboratories International, Inc.(NON)			74	6,656

DaVita Inc.(NON)			480	32,626

Intuitive Surgical, Inc.(NON)			66	50,587

Johnson & Johnson			1,198	149,211

McKesson Corp.			387	57,377

Merck & Co., Inc.			718	45,622

Pfizer, Inc.			3,322	113,646

Richter Gedeon Nyrt (Hungary)			2,381	54,074

Thermo Fisher Scientific, Inc.			542	83,251

UnitedHealth Group, Inc.			620	101,686

VWR Corp.(NON)			144	4,061

Waters Corp.(NON)			37	5,783

				750,402
Technology (4.8%)

Agilent Technologies, Inc.			358	18,927

Alibaba Group Holding, Ltd. ADR (China)(NON)(S)			387	41,730

Alphabet, Inc. Class A(NON)			161	136,496

Amdocs, Ltd.			330	20,127

Apple, Inc.			522	74,991

Applied Materials, Inc.			2,133	82,974

AU Optronics Corp. (Taiwan)			11,000	4,296

Cisco Systems, Inc.			3,467	117,185

CommerceHub, Inc. Ser. C(NON)			302	4,690

eBay, Inc.(NON)			2,530	84,932

Fiserv, Inc.(NON)			441	50,852

Fitbit, Inc. Class A(NON)			1,342	7,945

Foxconn Technology Co., Ltd. (Taiwan)			19,190	58,501

Genpact, Ltd.			315	7,799

Globant SA (Luxembourg)(NON)			734	26,718

Hon Hai Precision Industry Co., Ltd. (Taiwan)			32,100	96,271

Innolux Corp. (Taiwan)			40,000	16,544

Intuit, Inc.			243	28,186

Microsoft Corp.			461	30,361

Motorola Solutions, Inc.			202	17,416

MSCI, Inc.			76	7,386

NetEase, Inc. ADR (China)			163	46,292

Paychex, Inc.			1,153	67,912

Samsung Electronics Co., Ltd. (South Korea)			127	233,944

SK Hynix, Inc. (South Korea)			786	35,494

Synopsys, Inc.(NON)			328	23,659

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)			2,607	85,614

Tencent Holdings, Ltd. (China)			2,700	77,406

Texas Instruments, Inc.			794	63,965

Tripod Technology Corp. (Taiwan)			6,000	16,907

				1,585,520
Transportation (0.5%)

AirAsia Bhd (Malaysia)			29,800	21,144

Controladora Vuela Cia de Aviacion SAB de CV Class A (Mexico)(NON)			3,338	4,668

Eva Airways Corp. (Taiwan)			30,000	15,918

MISC Bhd (Malaysia)			14,900	24,645

Southwest Airlines Co.			438	23,547

United Parcel Service, Inc. Class B			810	86,913

				176,835
Utilities and power (0.9%)

American Electric Power Co., Inc.			491	32,961

American Water Works Co., Inc.			204	15,865

Eversource Energy			212	12,461

Great Plains Energy, Inc.			360	10,519

Korea Electric Power Corp. (South Korea)			437	18,151

NiSource, Inc.			535	12,728

Pampa Energia SA ADR (Argentina)(NON)			562	30,472

PG&E Corp.			762	50,566

Southern Co. (The)			798	39,724

Tenaga Nasional Bhd (Malaysia)			18,900	58,594

Westar Energy, Inc.			186	10,094

				292,135

Total common stocks (cost $7,266,965)				$8,706,775

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (15.4%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (15.4%)

Federal National Mortgage Association Pass-Through Certificates
3.50%, TBA, 5/1/47			$2,000,000	$2,041,797
3.50%, TBA, 4/1/47			2,000,000	2,045,938
3.00%, TBA, 4/1/47			1,000,000	991,563

				5,079,298

Total U.S. government and agency mortgage obligations (cost $5,080,743)				$5,079,298

INVESTMENT COMPANIES (7.8%)(a)
			Shares	Value

Consumer Staples Select Sector SPDR Fund			6,612	$360,883

Financial Select Sector SPDR Fund			14,918	354,004

Financial Select Sector SPDR Fund			4,771	333,493

Industrial Select Sector SPDR Fund(S)			5,486	356,919

iShares MSCI India ETF (India)			9,786	308,112

Materials Select Sector SPDR Fund			6,692	350,728

SPDR S&P 500 ETF Trust			721	169,969

Utility Select Sector SPDR Fund(S)			6,867	352,346

Total investment companies (cost $2,536,090)				$2,586,454

MORTGAGE-BACKED SECURITIES (7.5%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (5.0%)

Federal Home Loan Mortgage Corporation
IFB Ser. 4073, Class AS, IO, 5.138%, 8/15/38			$192,551	$19,361
Ser. 4322, Class ID, IO, 4.50%, 5/15/43			117,229	19,264
Ser. 4568, Class MI, IO, 4.00%, 4/15/46			110,548	18,655
Ser. 4193, Class PI, IO, 4.00%, 3/15/43			54,691	8,824
Ser. 4604, Class QI, IO, 3.50%, 7/15/46			259,298	43,544
Ser. 4121, Class AI, IO, 3.50%, 10/15/42			188,705	33,502
Ser. 4097, Class PI, IO, 3.50%, 11/15/40			104,227	14,212
Ser. 4099, Class BI, IO, 3.50%, 6/15/39			124,139	13,035
Ser. 4134, Class PI, IO, 3.00%, 11/15/42			209,606	25,559
Ser. 4206, Class IP, IO, 3.00%, 12/15/41			93,147	8,564

Federal National Mortgage Association
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46			77,758	18,703
IFB Ser. 12-68, Class BS, IO, 5.018%, 7/25/42			93,257	16,073
Ser. 16-98, Class QI, IO, 3.50%, 2/25/46			333,789	52,011
Ser. 12-118, Class IC, IO, 3.50%, 11/25/42			144,295	25,915
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42			57,472	6,286
Ser. 14-76, IO, 3.50%, 11/25/39			176,659	18,819
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43			61,424	7,094
Ser. 13-1, Class MI, IO, 3.00%, 1/25/43			129,857	12,212
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42			253,703	21,920
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41			74,896	5,715
Ser. 12-147, Class AI, IO, 3.00%, 10/25/27			305,685	28,658

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39			149,077	29,553
IFB Ser. 13-129, Class SN, IO, 5.172%, 9/20/43			38,788	6,126
IFB Ser. 11-17, Class S, IO, 5.072%, 2/20/41			83,582	13,691
IFB Ser. 10-134, Class ES, IO, 5.022%, 11/20/39			160,573	16,208
Ser. 16-168, Class AI, IO, 5.00%, 7/20/45			94,763	9,950
Ser. 15-35, Class AI, IO, 5.00%, 3/16/45			225,572	47,934
Ser. 14-182, Class KI, IO, 5.00%, 10/20/44			98,168	20,261
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44			126,969	27,179
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44			52,764	10,389
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44			62,713	12,135
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40			4,259	249
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40			56,573	11,854
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40			81,857	17,399
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39			59,728	12,748
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39			90,352	19,324
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46			94,223	20,376
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45			116,894	23,616
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45			78,622	17,911
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42			92,789	15,950
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40			22,951	4,622
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46			226,672	46,662
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45			73,696	13,267
Ser. 15-79, Class CI, IO, 4.00%, 5/20/45			88,438	16,001
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45			86,141	18,867
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45			136,437	24,735
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42			55,880	9,148
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42			140,436	28,027
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36			142,793	15,035
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46			106,194	14,266
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45			108,879	17,093
Ser. 15-124, Class LI, IO, 3.50%, 3/20/45			390,452	46,366
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45			100,163	14,148
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45			161,758	28,604
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45			88,966	14,257
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43			50,310	6,187
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43			47,143	6,850
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42			118,747	23,239
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41			44,797	5,553
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41			39,105	3,048
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40			117,135	14,394
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40			41,402	3,120
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39			80,582	10,762
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39			188,856	28,092
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39			231,877	24,599
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39			88,227	8,929
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38			175,720	17,101
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38			151,329	19,500
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37			69,615	7,569
Ser. 15-H22, Class GI, IO, 2.58%, 9/20/65			136,822	18,170
Ser. 16-H03, Class AI, IO, 2.371%, 1/20/66			167,344	17,989
Ser. 16-H02, Class BI, IO, 2.238%, 11/20/65			354,147	37,232
Ser. 15-H25, Class BI, IO, 2.205%, 10/20/65			302,653	32,929
FRB Ser. 15-H16, Class XI, IO, 2.202%, 7/20/65			108,321	12,544
Ser. 15-H20, Class CI, IO, 2.17%, 8/20/65			182,390	21,431
Ser. 16-H04, Class KI, IO, 2.122%, 2/20/66			119,549	10,386
Ser. 15-H09, Class AI, IO, 2.109%, 4/20/65			236,040	22,377
Ser. 15-H24, Class HI, IO, 2.034%, 9/20/65			498,828	41,004
Ser. 14-H21, Class AI, IO, 1.967%, 10/20/64			209,623	20,082
Ser. 15-H15, Class JI, IO, 1.936%, 6/20/65			273,900	28,595
Ser. 15-H19, Class NI, IO, 1.90%, 7/20/65			208,439	20,906
Ser. 15-H18, Class IA, IO, 1.816%, 6/20/65			104,460	8,179
Ser. 15-H10, Class CI, IO, 1.797%, 4/20/65			164,985	15,924
Ser. 15-H26, Class GI, IO, 1.78%, 10/20/65			224,758	21,667
Ser. 15-H09, Class BI, IO, 1.684%, 3/20/65			235,061	19,863
Ser. 15-H10, Class EI, IO, 1.625%, 4/20/65			145,008	8,918
Ser. 15-H24, Class BI, IO, 1.604%, 8/20/65			449,076	26,810
Ser. 15-H25, Class AI, IO, 1.603%, 9/20/65			313,446	25,232
Ser. 16-H08, Class GI, IO, 1.421%, 4/20/66			255,701	15,930

				1,666,988
Commercial mortgage-backed securities (1.0%)

Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45			37,000	35,890

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class C, 5.693%, 3/11/39			25,000	12,621

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3, Class B, 4.882%, 7/15/37			7,104	7,075

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.411%, 6/10/48			21,438	21,646

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 04-C3, Class X1, IO, 0.913%, 12/10/41			46,943	807

GS Mortgage Securities Trust 144A FRB Ser. 13-GC16, Class D, 5.321%, 11/10/46			18,000	16,813

JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C14, Class E, 4.564%, 8/15/46			16,000	12,912

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 06-LDP7, Class B, 5.939%, 4/17/45			20,000	3,638

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.278%, 2/12/51			20,000	17,600
Ser. 13-C13, Class E, 3.986%, 1/15/46			12,000	8,245

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%, 9/15/39			23,000	5,039
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39			20,000	6,036

Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D, 5.046%, 8/12/39			16,934	16,770

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147%, 12/12/49			842	844
FRB Ser. 06-4, Class XC, IO, 0.772%, 12/12/49			57,580	12

UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.885%, 5/10/63			17,000	12,215
Ser. 13-C6, Class E, 3.50%, 4/10/46			38,000	26,220

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.477%, 1/15/45			9,875	9,776

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44			30,000	24,792
Ser. 12-C7, Class F, 4.50%, 6/15/45			100,000	73,100
Ser. 13-C12, Class E, 3.50%, 3/15/48			15,000	11,393

				323,444
Residential mortgage-backed securities (non-agency) (1.5%)

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.907%, 4/25/34			23,097	23,055

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A6, 1.802%, 8/25/35			21,269	16,484
FRB Ser. 06-OA7, Class 1A2, 1.578%, 6/25/46			12,406	10,907
FRB Ser. 05-59, Class 1A1, 1.306%, 11/20/35			16,783	14,847

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, 13.232%, 9/25/28			59,998	77,575
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, 12.732%, 10/25/28			85,000	106,745
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.682%, 4/25/28			34,500	39,002
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, 6.532%, 4/25/28			45,500	50,693
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.982%, 7/25/25			58,000	63,767
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.982%, 5/25/25			5,983	6,286

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 04-AR12, Class A2B, 1.442%, 10/25/44			30,933	28,993

Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 05-AR4, Class 1A3, 3.231%, 4/25/35			46,625	46,902
FRB Ser. 06-AR6, Class 7A2, 3.034%, 3/25/36			13,356	13,368

				498,624

Total mortgage-backed securities (cost $2,523,605)				$2,489,056

COMMODITY LINKED NOTES (6.1%)(a)(CLN)
			Principal amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less 0.15%, 2017 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS Excess Return Strategy multiplied by 3)			$100,000	$90,887

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less 0.14%, 2018 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess Return Strategy multiplied by 3)			300,000	317,383

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index—Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)			690,000	711,600

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2018 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			339,000	348,364

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 1-month USD LIBOR less 0.14%, 2018 (Indexed to the S&P GSCI Total Return IndexSM multiplied by 3)			213,000	241,290

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			228,360	232,986

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			80,000	83,311

Total commodity Linked Notes (cost $1,950,360)				$2,025,821

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)(a)
			Principal amount	Value

Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23 (Brazil) (Units)		BRL	$80	$26,255

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%, 1/26/21 (Argentina)			100,000	114,500

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%, 4/4/42 (Russia)			200,000	219,750

Total foreign government and agency bonds and notes (cost $340,785)				$360,505

CORPORATE BONDS AND NOTES (0.9%)(a)
			Principal amount	Value

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)			$20,000	$20,417

Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 7.25%, 3/17/44 (Brazil)			55,000	54,313

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 8.75%, 5/23/26 (Brazil)			3,000	3,473

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 8.375%, 5/23/21 (Brazil)			21,000	23,720

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)			84,000	86,205

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.125%, 1/17/22 (Brazil)			5,000	5,250

Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes Ser. REGS, 9.00%, perpetual maturity (Venezuela)			64,000	31,120

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.375%, 1/23/45 (Mexico)			20,000	19,504

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4.50%, 1/23/26 (Mexico)			39,000	37,382

Total corporate bonds and notes (cost $271,502)				$281,384

WARRANTS (0.3%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

China State Construction Engineering Corp., Ltd. 144A (China)	1/22/18	$0.00	32,104	$42,856

Shanghai Automotive Co. 144A (China)	2/2/18	0.00	13,600	50,084

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	3,100	9,666

Total warrants (cost $103,253)				$102,606

ASSET-BACKED SECURITIES (0.1%)(a)
			Principal amount	Value

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A, 1.882%, 2/25/49			$47,000	$47,000

Total asset-backed securities (cost $47,000)				$47,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.

2.3125/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3125		$57,400	$97

1.54/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.54		86,100	77

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495		86,100	72

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495		86,100	47

1.698/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.698		86,100	21

2.265/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.265		43,100	20

Barclays Bank PLC

2.62/3 month USD-LIBOR-BBA/May-37	May-17/2.62		28,700	325

1.425/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.425		86,100	32

(2.60)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.60		43,100	13

Citibank, N.A.

2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25		57,400	532

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125		114,800	126

2.297/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.297		43,100	59

(1.34)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34		86,100	42

2.163/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.163		43,100	19

1.34/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34		86,100	—

Credit Suisse International

(2.58)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.58		57,400	9

Goldman Sachs International

1.86375/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.86375		86,100	24

JPMorgan Chase Bank N.A.

2.4427/3 month USD-LIBOR-BBA/May-27	May-17/2.4427		28,700	258

2.9498/3 month USD-LIBOR-BBA/May-27	May-17/2.9498		28,700	199

2.3525/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3525		28,700	80

1.426/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.426		86,100	29

Total purchased swap options outstanding (cost $4,966)				$2,081

PURCHASED OPTIONS OUTSTANDING (0.5%)(a)
	Expiration		Contract
	date/strike price		amount	Value

EUR/JPY (Call)	Jun-17/JPY 127.50	EUR	247,900	$334

SPDR S&P 500 ETF Trust (Put)	Mar-18/$205.00		$3,478	17,163

SPDR S&P 500 ETF Trust (Put)	Feb-18/200.00		3,682	13,837

SPDR S&P 500 ETF Trust (Put)	Jan-18/195.00		3,567	9,857

SPDR S&P 500 ETF Trust (Put)	Dec-17/195.00		3,702	8,811

SPDR S&P 500 ETF Trust (Put)	Nov-17/186.00		3,707	4,989

SPDR S&P 500 ETF Trust (Put)	Oct-17/183.00		3,823	3,451

U.S. Oil Fund LP ETF (Call)	Jun-17/11.00		225,992	91,527

USD/MXN (Put)	Apr-17/MXN 19.00		262,500	4,684

Total purchased options outstanding (cost $224,759)				$154,653

SHORT-TERM INVESTMENTS (52.7%)(a)
			Principal amount/shares	Value

Federal Home Loan Banks unsec. discount notes 0.756%, 5/12/17			$600,000	599,525

Federal Home Loan Banks unsec. discount notes 0.531%, 4/12/17			1,000,000	$999,827

Federal Home Loan Mortgage Corporation 0.728%, 5/19/17			500,000	499,534

Interest in $275,000,000 joint tri-party repurchase agreement dated 3/31/17 with RBC Capital Markets, LLC due 4/3/17 - maturity value of $7,805,514 for an effective yield of 0.790% (collateralized by various mortgage backed securities with coupon rates ranging from 1.850% to 5.522% and due dates ranging from 1/1/19 to 3/1/47, valued at $280,518,467)			7,805,000	7,805,000

Putnam Cash Collateral Pool, LLC 1.03%(AFF)		Shares	679,175	679,175

Putnam Short Term Investment Fund 0.87%(AFF)		Shares	5,757,261	5,757,261

U.S. Treasury Bills 0.498%, 4/6/17(SEG)(SEGSF)(SEGCCS)			$566,000	565,971

U.S. Treasury Bills 0.520%, 4/13/17(SEG)(SEGSF)(SEGCCS)			500,000	499,900

Total short-term investments (cost $17,406,149)				$17,406,193

TOTAL INVESTMENTS

Total investments (cost $37,756,177)(b)				$39,241,826

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $10,411,877) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/19/17	$36,738	$34,882	$1,856
	Brazilian Real	Buy	4/3/17	66,952	64,532	2,420
	Brazilian Real	Sell	4/3/17	66,952	67,613	661
	Brazilian Real	Buy	7/3/17	129,985	130,638	(653)
	British Pound	Sell	6/21/17	76,444	75,290	(1,154)
	Canadian Dollar	Buy	4/19/17	63,255	62,638	617
	Canadian Dollar	Sell	4/19/17	63,255	63,289	34
	Chilean Peso	Buy	7/19/17	132,070	131,740	330
	Euro	Buy	6/21/17	62,853	62,289	564
	Hong Kong Dollar	Sell	5/17/17	2,486	2,491	5
	Indian Rupee	Buy	5/17/17	66,551	63,972	2,579
	Japanese Yen	Sell	5/17/17	180,465	176,733	(3,732)
	Mexican Peso	Buy	7/19/17	65,457	65,000	457
	New Zealand Dollar	Sell	4/19/17	46,879	46,245	(634)
	Singapore Dollar	Sell	5/17/17	66,649	65,076	(1,573)
	Swedish Krona	Buy	6/21/17	127,534	126,475	1,059
Barclays Bank PLC
	Australian Dollar	Buy	4/19/17	175,137	175,304	(167)
	British Pound	Buy	6/21/17	26,736	25,543	1,193
	Canadian Dollar	Buy	4/19/17	23,091	22,861	230
	Canadian Dollar	Sell	4/19/17	23,091	23,104	13
	Euro	Buy	6/21/17	98,508	98,250	258
	Japanese Yen	Sell	5/17/17	67,660	65,649	(2,011)
	New Zealand Dollar	Sell	4/19/17	15,136	14,490	(646)
	Swedish Krona	Buy	6/21/17	62,955	62,413	542
Citibank, N.A.
	Australian Dollar	Buy	4/19/17	117,318	111,548	5,770
	Australian Dollar	Sell	4/19/17	66,450	66,637	187
	Brazilian Real	Buy	4/3/17	90,526	90,147	379
	Brazilian Real	Sell	4/3/17	90,526	88,745	(1,781)
	Brazilian Real	Buy	7/3/17	38,247	38,684	(437)
	British Pound	Sell	6/21/17	64,519	63,470	(1,049)
	Canadian Dollar	Buy	4/19/17	87,775	88,720	(945)
	Canadian Dollar	Sell	4/19/17	98,982	97,854	(1,128)
	Euro	Sell	6/21/17	41,116	40,774	(342)
	Indonesian Rupiah	Buy	5/17/17	64,672	64,228	444
	Japanese Yen	Buy	5/17/17	17,418	17,116	302
	New Zealand Dollar	Sell	4/19/17	65,938	67,931	1,993
	Norwegian Krone	Sell	6/21/17	64,130	65,529	1,399
	South African Rand	Buy	4/19/17	66,502	65,173	1,329
	South African Rand	Sell	7/19/17	128,033	129,360	1,327
	Swedish Krona	Buy	6/21/17	198,499	197,151	1,348
	Swedish Krona	Sell	6/21/17	64,826	65,918	1,092
Credit Suisse International
	Australian Dollar	Buy	4/19/17	131,143	130,745	398
	Canadian Dollar	Buy	4/19/17	752	753	(1)
	Canadian Dollar	Sell	4/19/17	752	745	(7)
	Euro	Sell	6/21/17	22,913	22,918	5
	Hong Kong Dollar	Buy	5/17/17	28,478	28,521	(43)
	New Zealand Dollar	Sell	4/19/17	96,911	98,614	1,703
	Norwegian Krone	Sell	6/21/17	64,574	65,266	692
	Swedish Krona	Buy	6/21/17	48,505	48,087	418
Goldman Sachs International
	Australian Dollar	Buy	4/19/17	195,989	193,288	2,701
	Australian Dollar	Sell	4/19/17	195,989	195,142	(847)
	British Pound	Sell	6/21/17	38,159	37,549	(610)
	Canadian Dollar	Buy	4/19/17	177,882	177,305	577
	Canadian Dollar	Sell	4/19/17	177,882	178,694	812
	Euro	Buy	6/21/17	428	425	3
	Indian Rupee	Buy	5/17/17	132,264	128,995	3,269
	Japanese Yen	Sell	5/17/17	65,353	65,014	(339)
	New Zealand Dollar	Sell	4/19/17	226,054	225,910	(144)
	South African Rand	Sell	7/19/17	61,356	63,350	1,994
	South Korean Won	Sell	5/17/17	2,177	44	(2,133)
	Swedish Krona	Buy	6/21/17	197,087	195,926	1,161
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/19/17	1,680	3,087	(1,407)
	Canadian Dollar	Buy	4/19/17	97,177	96,743	434
	Canadian Dollar	Sell	4/19/17	97,177	97,195	18
	Euro	Sell	6/21/17	24,841	24,633	(208)
	Hong Kong Dollar	Buy	5/17/17	14,491	14,516	(25)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/19/17	240,518	237,004	3,514
	Australian Dollar	Sell	4/19/17	66,297	66,263	(34)
	Brazilian Real	Buy	4/3/17	66,888	63,827	3,061
	Brazilian Real	Sell	4/3/17	66,888	65,787	(1,101)
	Brazilian Real	Sell	7/3/17	94	95	1
	British Pound	Sell	6/21/17	65,900	64,856	(1,044)
	Canadian Dollar	Buy	4/19/17	126,811	126,823	(12)
	Canadian Dollar	Sell	4/19/17	126,811	126,931	120
	Czech Koruna	Buy	7/19/17	66,220	66,688	(468)
	Czech Koruna	Sell	7/19/17	66,220	65,722	(498)
	Euro	Sell	6/21/17	216,717	214,865	(1,852)
	Euro	Buy	7/19/17	65,733	65,547	186
	Euro	Sell	7/19/17	65,733	66,159	426
	Hong Kong Dollar	Buy	5/17/17	65,264	65,368	(104)
	Hong Kong Dollar	Sell	5/17/17	110,345	110,502	157
	Indonesian Rupiah	Buy	5/17/17	64,708	64,113	595
	Indonesian Rupiah	Sell	5/17/17	64,836	64,013	(823)
	Japanese Yen	Buy	5/17/17	46,043	46,137	(94)
	New Zealand Dollar	Sell	4/19/17	158,224	158,833	609
	South Korean Won	Buy	5/17/17	200,773	197,945	2,828
	South Korean Won	Sell	5/17/17	201,226	194,133	(7,093)
	Swedish Krona	Buy	6/21/17	98,857	99,850	(993)
	Swedish Krona	Sell	6/21/17	49,950	50,341	391
	Swiss Franc	Sell	6/21/17	28,785	28,509	(276)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/19/17	66,985	63,569	3,416
	British Pound	Buy	6/21/17	60,377	58,656	1,721
	Canadian Dollar	Buy	4/19/17	111,693	112,127	(434)
	Canadian Dollar	Sell	4/19/17	111,693	111,590	(103)
	Czech Koruna	Buy	7/19/17	66,224	66,665	(441)
	Czech Koruna	Sell	7/19/17	66,224	65,792	(432)
	Euro	Sell	6/21/17	11,778	11,678	(100)
	Euro	Buy	7/19/17	65,733	65,545	188
	Euro	Sell	7/19/17	65,733	66,020	287
	Japanese Yen	Sell	5/17/17	66,580	66,149	(431)
	New Zealand Dollar	Buy	4/19/17	96,350	97,655	(1,305)
	New Zealand Dollar	Sell	4/19/17	96,350	95,037	(1,313)
	Swedish Krona	Buy	6/21/17	131,098	130,337	761
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/19/17	53,541	55,454	(1,913)
	British Pound	Sell	6/21/17	64,519	63,484	(1,035)
	Canadian Dollar	Buy	4/19/17	91,310	90,383	927
	Canadian Dollar	Sell	4/19/17	91,310	90,993	(317)
	Euro	Sell	6/21/17	172,283	171,886	(397)
	Japanese Yen	Buy	5/17/17	41,829	42,388	(559)
	New Zealand Dollar	Sell	4/19/17	186,183	184,196	(1,987)
	Singapore Dollar	Sell	5/17/17	66,720	65,291	(1,429)
	Swedish Krona	Buy	6/21/17	129,864	128,775	1,089
UBS AG
	Australian Dollar	Buy	4/19/17	15,276	15,019	257
	Canadian Dollar	Buy	4/19/17	163,817	163,920	(103)
	Canadian Dollar	Sell	4/19/17	163,817	162,409	(1,408)
	Euro	Sell	6/21/17	165,966	164,425	(1,541)
	Japanese Yen	Buy	5/17/17	32,472	32,803	(331)
	New Zealand Dollar	Sell	4/19/17	126,411	126,542	131
	Swedish Krona	Buy	6/21/17	132,564	131,503	1,061
WestPac Banking Corp.
	Australian Dollar	Buy	4/19/17	43,078	43,933	(855)
	Canadian Dollar	Buy	4/19/17	32,793	32,814	(21)
	Canadian Dollar	Sell	4/19/17	32,793	32,679	(114)
	Euro	Sell	6/21/17	47,541	47,137	(404)
	New Zealand Dollar	Sell	4/19/17	64,466	65,745	1,279

Total						$12,197

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-CAC 40 Index (Short)	3	$163,716	Apr-17	$(4,057)
FTSE 100 Index (Short)	1	$91,155	Jun-17	161
S&P 500 Index E-Mini (Short)	38	4,482,480	Jun-17	(13,462)
S&P Mid Cap 400 Index E-Mini (Long)	11	1,890,020	Jun-17	6,384
Tokyo Price Index (Long)	4	543,429	Jun-17	(10,094)
U.S. Treasury Note 10 yr (Short)	11	1,370,188	Jun-17	(2,522)

Total				$(23,590)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $45,586) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.8625/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8625	$43,100	$—
(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728	28,700	40
(2.6475)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.6475	57,400	42
2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082	28,700	44
(2.01)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.01	57,400	70
(1.993)/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.993	86,100	118
Barclays Bank PLC

2.83/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.83	43,100	—
2.715/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.715	43,100	2
(2.13975)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.13975	86,100	3
(2.905)/3 month USD-LIBOR-BBA/May-27	May-17/2.905	28,700	147
(2.40)/3 month USD-LIBOR-BBA/May-27	May-17/2.40	28,700	194
(2.435)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.435	43,100	277
Citibank, N.A.

1.942/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.942	28,700	—
(1.652)/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.652	28,700	—
2.8945/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8945	43,100	1
2.7655/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.7655	43,100	3
(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625	114,800	116
(2.206)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.206	57,400	225
Credit Suisse International

2.81/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.81	57,400	—
2.695/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.695	57,400	1
(2.43)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.43	57,400	317
Goldman Sachs International

(1.63875)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.63875	86,100	—
(1.75125)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.75125	86,100	2
JPMorgan Chase Bank N.A.

(2.06)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.06	86,100	19
(2.69)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.69	28,700	34
(2.05)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.05	28,700	56
(2.6657)/3 month USD-LIBOR-BBA/May-37	May-17/2.6657	28,700	445
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	10,792

Total			$12,948

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $3,784) (Unaudited)

	Expiration		Contract
	date/strike price		amount	Value

EUR/JPY (Put)	Jun-17/JPY 115.30	EUR	247,900	$2,644
SPDR S&P 500 ETF Trust (Call)	Apr-17/$243.00		$4,410	1,036
USD/MXN (Put)	Apr-17/MXN 18.25		262,500	611

Total				$4,291

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

Counterparty			Premium
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/
Floating rate index/Maturity date	date/strike	amount	(payable)

Bank of America N.A.

(2.785)/3 month USD-LIBOR-BBA/Jan-47 (Purchased)	Jan-27/2.785	$8,600	$(923)
2.5925/3 month USD-LIBOR-BBA/Jan-27 (Purchased)	Jan-19/2.5925	8,600	(303)
(2.5925)/3 month USD-LIBOR-BBA/Jan-27 (Purchased)	Jan-19/2.5925	8,600	(303)
2.785/3 month USD-LIBOR-BBA/Jan-47 (Purchased)	Jan-27/2.785	8,600	(923)
(2.7175)/3 month USD-LIBOR-BBA/Jan-47 (Written)	Jan-19/2.7175	8,600	777
2.7175/3 month USD-LIBOR-BBA/Jan-47 (Written)	Jan-19/2.7175	8,600	777
Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/Feb-22 (Purchased)	Feb-19/2.43	8,600	(120)
(2.43)/3 month USD-LIBOR-BBA/Feb-22 (Purchased)	Feb-19/2.43	8,600	(120)
Goldman Sachs International

(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(214)
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)
JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)
2.79/3 month USD-LIBOR-BBA/Feb-49 (Written)	Feb-19/2.79	8,600	817
(2.79)/3 month USD-LIBOR-BBA/Feb-49 (Written)	Feb-19/2.79	8,600	817

Total			$(2,335)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $3,018,203) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 4/1/47	$2,000,000	4/12/17	$2,045,938
Federal National Mortgage Association, 3.00%, 4/1/47	1,000,000	4/12/17	991,563

Total			$3,037,501

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

				Upfront		Payments	Payments	Unrealized
				premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

		$2,986,300	(E)	$(259)	6/21/19	1.75%	3 month USD-LIBOR-BBA	$(1,501)
		1,364,100	(E)	946	6/21/22	2.20%	3 month USD-LIBOR-BBA	(4,284)
		7,364,100	(E)	(10,328)	6/21/27	3 month USD-LIBOR-BBA	2.50%	36,074
		98,300	(E)	700	6/21/47	3 month USD-LIBOR-BBA	2.70%	1,339
		114,000	(E)	(270)	6/21/27	3 month USD-LIBOR-BBA	2.65%	1,994
		962,000	(E)	6,420	6/21/22	2.30%	3 month USD-LIBOR-BBA	(1,859)
	AUD	1,010,000	(E)	(841)	6/28/22	2.60%	6 month AUD-BBR-BBSW	(1,345)
	AUD	154,000	(E)	(258)	6/28/27	3.00%	6 month AUD-BBR-BBSW	(212)
	CAD	734,000	(E)	(899)	6/21/22	3 month CAD-BA-CDOR	1.70%	4,104
	CAD	356,000	(E)	(3,046)	6/21/27	3 month CAD-BA-CDOR	2.15%	1,812
	CHF	178,000	(E)	3,155	6/21/27	6 month CHF-LIBOR-BBA	0.10%	1,994
	CHF	219,000	(E)	2,147	6/21/22	0.40%	6 month CHF-LIBOR-BBA	972
	EUR	2,583,000	(E)	(26)	6/21/22	0.40%	6 month EUR-EURIBOR-REUTERS	(22,684)
	EUR	3,000	(E)	(18)	6/21/27	6 month EUR-EURIBOR-REUTERS	1.00%	39
	GBP	633,000	(E)	(6,038)	6/21/22	0.80%	6 month GBP-LIBOR-BBA	(2,550)
	GBP	1,000	(E)	6	6/21/27	6 month GBP-LIBOR-BBA	1.25%	9
	NOK	34,000	(E)	(9)	6/21/22	6 month NOK-NIBOR-NIBR	1.75%	32
	NOK	1,372,000	(E)	387	6/21/27	6 month NOK-NIBOR-NIBR	2.10%	2,614
	NZD	707,000	(E)	(5)	6/21/22	3 month NZD-BBR-FRA	3.20%	4,518
	NZD	648,000	(E)	(4,935)	6/21/27	3 month NZD-BBR-FRA	3.75%	4,620
	SEK	1,563,000	(E)	(133)	6/21/22	0.55%	3 month SEK-STIBOR-SIDE	(1,365)
	SEK	2,040,000	(E)	(1,236)	6/21/27	3 month SEK-STIBOR-SIDE	1.35%	2,775

	Total			$(14,540)	$27,096
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$9,910	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(73)
	9,910	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(73)
baskets	43,243	—	3/7/18	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLFCF11) of common stocks	(32,071)
units	1,048	—	8/2/17	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	(267,951)
Barclays Bank PLC
	$4,574	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(34)
	9,639	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(31)
	23,009	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	205
Citibank, N.A.
	6,353	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(47)
baskets	20	—	12/1/17	(3 month USD-LIBOR-BBA plus 0.37%)	A basket (CGPUTQL2) of common stocks	(50,442)
baskets	17,972	—	11/10/17	3 month USD-LIBOR-BBA minus 0.75%	A basket (CGPUTS54) of common stocks	1,119
units	716	—	10/17/17	3 month USD-LIBOR-BBA plus 0.28%	MSCI Emerging Markets TR Net USD	(20,077)
units	445	—	11/27/17	3 month USD-LIBOR-BBA plus 0.09%	Russell 1000 Total Return Index	477
units	1,562	—	3/19/18	3 month USD-LIBOR-BBA plus 0.20%	MSCI Emerging Markets TR Net USD	4,632
Credit Suisse International
	$266,692	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	2,285
	55,430	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(493)
	4,706	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(42)
	70,402	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(619)
	32,667	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(287)
	32,475	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(375)
	38,878	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	287
Deutsche Bank AG
baskets	10,625	—	3/7/18	3 month USD-LIBOR-BBA minus 0.45%	DB Custom PT Short 15 PR Index	(73,256)
units	10,619	—	3/7/18	(3 month USD-LIBOR-BBA plus 0.31%)	DB Custom PT Long 15 PR Index	35,516
Goldman Sachs International
	$32,667	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(287)
	37,128	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	330
	32,403	—	1/12/44	(3.00%) 1 month USD-LIBOR	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	240
baskets	33,190	—	12/15/20	(1 month USD-LIBOR-BBA plus 0.44%)	A basket (GSCBPUR1) of common stocks	(24,478)
baskets	38,157	—	12/15/20	1 month USD-LIBOR-BBA minus 0.15%	A basket (GSGLPWDS) of common stocks	(49,577)
baskets	45,956	—	12/15/20	(1 month USD-LIBOR-BBA plus 0.50%)	A basket (GSGLPWDL) of common stocks	42,469
shares	1,012	—	12/15/20	1 month USD-LIBOR-BBA minus 0.65%	iShares MSCI Emerging Markets ETF	(66)
shares	1,209	—	12/15/20	1 month USD-LIBOR-BBA minus 0.65%	iShares MSCI Emerging Markets ETF	(79)
shares	1,674	—	12/15/20	1 month USD-LIBOR-BBA minus 0.65%	iShares MSCI Emerging Markets ETF	(110)
shares	744	—	12/15/20	1 month USD-LIBOR-BBA minus 0.65%	iShares MSCI Emerging Markets ETF	(49)
units	2,927	—	12/15/20	(0.45%)	Goldman Sachs Volatility Carry US Scaled 3x Excess Return Strategy	4,379
units	7,591	—	12/15/20	(0.45%)	Goldman Sachs Volatility Carry US Series 30 Excess Return Strategy	12,411
units	301	—	12/12/17	3 month USD-LIBOR-BBA plus 0.10%	MSCI Emerging Markets TR Net USD	(2,045)
units	5,818	—	12/15/20	(0.30%)	Goldman Sachs Volatility Carry US Excess Return Strategy	6,666
units	1,762	—	12/15/20	(0.30%)	Goldman Sachs Volatility Carry US Excess Return Strategy	4,483
JPMorgan Chase Bank N.A.
	$8,131	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(60)
baskets	32,406	—	12/15/17	1 month USD-LIBOR-BBA minus 0.40%	A basket (JPCMPTSH) of common stocks	30,096
JPMorgan Securities LLC
	$40,721	—	1/12/45	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	358
UBS AG
units	5,659	—	8/21/17	1 month USD-LIBOR-BBA plus 0.35%	MSCI Emerging Markets TR Net USD	33,662
units	310	—	2/9/18	1 month USD-LIBOR-BBA plus 0.15%	MSCI Emerging Markets TR Net USD	(5,188)

Total		$—	$(348,195)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$68	$1,000	5/11/63	300 bp	$(59)
	CMBX NA BBB- Index	BBB-/P	121	2,000	5/11/63	300 bp	(134)
	CMBX NA BBB- Index	BBB-/P	228	4,000	5/11/63	300 bp	(281)
	CMBX NA BBB- Index	BBB-/P	247	4,000	5/11/63	300 bp	(262)
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	887	8,000	5/11/63	300 bp	(132)
	CMBX NA BBB- Index	BBB-/P	141	25,000	1/17/47	300 bp	(2,127)
	Credit Suisse International
		—	(539)	8,000	1/17/47	(300 bp)	187
	CMBX NA BB Index	—	(2,105)	15,000	1/17/47	(500 bp)	523
	CMBX NA A Index	A/P	474	9,000	5/11/63	200 bp	11
	CMBX NA BB Index	—	(1,889)	107,000	5/11/63	(500 bp)	19,846
	CMBX NA BB Index	—	(491)	3,000	1/17/47	(500 bp)	35
	CMBX NA BBB- Index	BBB-/P	555	6,000	5/11/63	300 bp	(209)
	CMBX NA BBB- Index	BBB-/P	665	8,000	5/11/63	300 bp	(353)
	CMBX NA BBB- Index	BBB-/P	1,218	10,000	5/11/63	300 bp	(56)
	CMBX NA BBB- Index	BBB-/P	1,597	11,000	5/11/63	300 bp	197
	CMBX NA BBB- Index	BBB-/P	1,981	15,000	5/11/63	300 bp	72
	CMBX NA BBB- Index	BBB-/P	1,259	16,000	5/11/63	300 bp	(778)
	CMBX NA BBB- Index	BBB-/P	1,573	17,000	5/11/63	300 bp	(591)
	CMBX NA BBB- Index	BBB-/P	3,170	26,000	5/11/63	300 bp	(151)
	CMBX NA BBB- Index	BBB-/P	3,421	28,000	5/11/63	300 bp	(144)
	CMBX NA BBB- Index	BBB-/P	5,430	64,000	5/11/63	300 bp	(2,719)
	CMBX NA BBB- Index	BBB-/P	4,585	58,000	1/17/47	300 bp	(677)
	CMBX NA BBB- Index	BBB-/P	74,802	1,012,000	1/17/47	300 bp	(17,003)
	Goldman Sachs International
	CMBX NA BB Index	—	(6,445)	63,000	5/11/63	(500 bp)	6,352
	CMBX NA BB Index	—	(757)	5,000	1/17/47	(500 bp)	120
	CMBX NA A Index	A/P	1,527	30,000	5/11/63	200 bp	(16)
	CMBX NA A Index	A/P	958	19,000	1/17/47	200 bp	120
	CMBX NA BB Index	—	(2,776)	19,000	5/11/63	(500 bp)	1,083
	CMBX NA BB Index	—	(10,482)	62,000	1/17/47	(500 bp)	382
	CMBX NA BBB- Index	BBB-/P	260	3,000	5/11/63	300 bp	(122)
	CMBX NA BBB- Index	BBB-/P	422	5,000	5/11/63	300 bp	(215)
	CMBX NA BBB- Index	BBB-/P	591	7,000	5/11/63	300 bp	(301)
	CMBX NA BBB- Index	BBB-/P	365	7,000	5/11/63	300 bp	(526)
	CMBX NA BBB- Index	BBB-/P	691	8,000	5/11/63	300 bp	(328)
	CMBX NA BBB- Index	BBB-/P	633	8,000	5/11/63	300 bp	(386)
	CMBX NA BBB- Index	BBB-/P	990	9,000	5/11/63	300 bp	(155)
	CMBX NA BBB- Index	BBB-/P	435	9,000	5/11/63	300 bp	(710)
	CMBX NA BBB- Index	BBB-/P	1,218	10,000	5/11/63	300 bp	(56)
	CMBX NA BBB- Index	BBB-/P	1,160	14,000	5/11/63	300 bp	(622)
	CMBX NA BBB- Index	BBB-/P	2,221	16,000	5/11/63	300 bp	184
	CMBX NA BBB- Index	BBB-/P	1,090	16,000	5/11/63	300 bp	(947)
	CMBX NA BBB- Index	BBB-/P	878	18,000	5/11/63	300 bp	(1,414)
	CMBX NA BBB- Index	BBB-/P	3,376	36,000	5/11/63	300 bp	(1,207)
	CMBX NA BBB- Index	BBB-/P	4,360	58,000	5/11/63	300 bp	(3,024)
	CMBX NA BBB- Index	—	(1,246)	12,000	1/17/47	(300 bp)	(158)
	CMBX NA BBB- Index	—	(543)	8,000	1/17/47	(300 bp)	183
	CMBX NA BBB- Index	—	(138)	2,000	1/17/47	(300 bp)	43
	CMBX NA BBB- Index	BBB-/P	1,448	17,000	1/17/47	300 bp	(94)
	CMBX NA BBB- Index	BBB-/P	2,607	30,000	1/17/47	300 bp	(115)
	CMBX NA BBB- Index	BBB-/P	9,460	128,000	1/17/47	300 bp	(2,151)
	CMBX NA BBB- Index	BBB-/P	9,619	138,000	1/17/47	300 bp	(2,900)
	JPMorgan Securities LLC
	CMBX NA A Index	A/P	871	18,000	5/11/63	200 bp	(59)
	CMBX NA BB Index	—	(3,656)	26,000	5/11/63	(500 bp)	1,626
	CMBX NA BB Index	—	(1,160)	8,000	5/11/63	(500 bp)	465
	CMBX NA BBB- Index	BBB-/P	576	4,000	5/11/63	300 bp	67
	CMBX NA BBB- Index	BBB-/P	728	5,000	5/11/63	300 bp	91
	CMBX NA BBB- Index	BBB-/P	512	6,000	5/11/63	300 bp	(252)
	CMBX NA BBB- Index	BBB-/P	265	6,000	5/11/63	300 bp	(499)
	CMBX NA BBB- Index	BBB-/P	938	8,000	5/11/63	300 bp	(81)
	CMBX NA BBB- Index	BBB-/P	552	8,000	5/11/63	300 bp	(466)
	CMBX NA BBB- Index	BBB-/P	1,051	9,000	5/11/63	300 bp	(95)
	CMBX NA BBB- Index	BBB-/P	1,043	9,000	5/11/63	300 bp	(103)
	CMBX NA BBB- Index	BBB-/P	981	10,000	5/11/63	300 bp	(292)
	CMBX NA BBB- Index	BBB-/P	1,628	11,000	5/11/63	300 bp	228
	CMBX NA BBB- Index	BBB-/P	1,628	11,000	5/11/63	300 bp	228
	CMBX NA BBB- Index	BBB-/P	679	11,000	5/11/63	300 bp	(722)
	CMBX NA BBB- Index	BBB-/P	1,752	12,000	5/11/63	300 bp	224
	CMBX NA BBB- Index	BBB-/P	1,192	14,000	5/11/63	300 bp	(591)
	CMBX NA BBB- Index	BBB-/P	1,883	23,000	5/11/63	300 bp	(1,046)
	CMBX NA BBB- Index	BBB-/P	1,472	23,000	5/11/63	300 bp	(1,456)
	CMBX NA BBB- Index	BBB-/P	1,226	23,000	5/11/63	300 bp	(1,703)
	CMBX NA BBB- Index	BBB-/P	1,171	23,000	5/11/63	300 bp	(1,757)
	CMBX NA BBB- Index	BBB-/P	1,538	29,000	5/11/63	300 bp	(2,152)
	CMBX NA BBB- Index	—	(592)	11,000	1/17/47	(300 bp)	406

	Total		$135,598	$(19,724)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
			received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	NA HY Series 28 Index	B+/P	$(355,603)	$5,251,000	6/20/22	500 bp	$23,584

	Total		$(355,603)	$23,584

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications.

Key to holding's currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2017 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $33,059,343.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(b)	The aggregate identified cost on a tax basis is $37,846,387, resulting in gross unrealized appreciation and depreciation of $1,854,686 and $459,247, respectively, or net unrealized appreciation of $1,395,439.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:

	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Cash Collateral Pool, LLC*#	$—	$2,278,850	$1,599,675	$215	$679,175
	Putnam Short Term Investment Fund**	6,256,480	—	499,219	22,055	5,757,261
	Totals	$6,256,480	$2,278,850	$2,098,894	$22,270	$6,436,436
* No management fees are charged to Putnam Cash Collateral Pool, LLC.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $679,175, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $664,134.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $11,168,296 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk, and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $491,562 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $285,955 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$538,525	$—	$—
Capital goods	610,512	—	—
Communication services	783,415	—	—
Consumer cyclicals	886,750	—	—
Consumer staples	703,621	—	—
Energy	416,456	—	—
Financials	1,962,604	—	—
Health care	750,402	—	—
Technology	1,585,520	—	—
Transportation	176,835	—	—
Utilities and power	292,135	—	—
Total common stocks	8,706,775	—	—
Asset-backed securities	—	47,000	—
Commodity linked notes	—	2,025,821	—
Corporate bonds and notes	—	281,384	—
Foreign government and agency bonds and notes		360,505
Investment companies	2,586,454	—	—
Mortgage-backed securities	—	2,489,056	—
Purchased options outstanding	—	154,653	—
Purchased swap options outstanding	—	2,081	—
U.S. government and agency mortgage obligations	—	5,079,298	—
Warrants	—	102,606	—
Short-term investments	5,757,261	11,648,932	—

Totals by level	$17,050,490	$22,191,336	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$12,197	$—
Futures contracts	(23,590)	—	—
Written options outstanding	—	(4,291)	—
Written swap options outstanding	—	(12,948)	—
Forward premium swap option contracts	—	5	—
TBA sale commitments	—	(3,037,501)	—
Interest rate swap contracts	—	41,636	—
Total return swap contracts	—	(348,195)	—
Credit default contracts	—	223,865	—

Totals by level	$(23,590)	$(3,125,232)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$443,099	$219,234
Foreign exchange contracts	70,596	56,636
Equity contracts	434,696	554,038
Interest rate contracts	89,225	59,689

Total	$1,037,616	$889,597

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$190,000
Purchased currency option contracts (contract amount)		$440,000
Purchased swap option contracts (contract amount)		$1,200,000
Written equity option contracts (contract amount)		$4,000
Written currency option contracts (contract amount)		$440,000
Written swap option contracts (contract amount)		$1,400,000
Futures contracts (number of contracts)		60
Forward currency contracts (contract amount)		$11,500,000
Centrally cleared interest rate swap contracts (notional)		$21,000,000
OTC total return swap contracts (notional)		$49,300,000
OTC credit default contracts (notional)		$2,400,000
Centrally cleared credit default contracts (notional)		$4,400,000
Warrants (number of warrants)		58,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(AFF)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Canada Capital Markets, LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	—	—	37,951	—	—	—	—	—	—	—	—	—	—	—	—	—	37,951
	OTC Total return swap contracts*#	—	205	—	6,228	2,572	35,516	70,978	—	30,096	358	—	—	—	—	33,662	—	179,615
	OTC Credit default contracts*#	—	—	—	—	25,615	—	30,392	—	—	7,905	—	—	—	—	—	—	63,912
	Centrally cleared credit default contracts§	—	—	386,207	—	—	—	—	—	—	—	—	—	—	—	—	—	386,207
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	9,903	—	—	—	—	—	9,903
	Forward currency contracts#	10,582	2,236	—	15,570	3,216	—	10,517	452	11,888	—	—	—	6,373	2,016	1,449	1,279	65,578
	Forward premium swap option contracts#	167	—	—	—	—	—	2	—	153	—	—	—	—	—	—	—	322
	Purchased swap options#	334	370	—	778	9	—	24	—	566	—	—	—	—	—	—	—	2,081
	Purchased options#	334	—	—	17,288	—	91,527	4,684	—	40,820	—	—	—	—	—	—	—	154,653
	Repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	7,805,000	—	—	—	—	7,805,000

	Total Assets	$11,417	$2,811	$424,158	$39,864	$31,412	$127,043	$116,597	$452	$83,523	$8,263	$9,903	$7,805,000	$6,373	$2,016	$35,111	$1,279	$8,705,222

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	—	30,056	—	—	—		—	—	—	—	—	—	—	—	—	30,056
	OTC Total return swap contracts*#	300,168	65	—	70,566	1,816	73,256	76,691	—	60	—	—	—	—	—	5,188	—	527,810
	OTC Credit default contracts*#	1,400	3,287	—	—	123,131	—	59,294	—	—	32,122	—	—	—	—	—	—	219,234
	Centrally cleared credit default contracts§	—	—	308,968	—	—	—	—	—	—	—	—	—	—	—	—	—	308,968
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	9,388	—	—	—	—	—	9,388
	Forward currency contracts#	7,746	2,824	—	5,682	51	—	4,073	1,640	14,392	—	—	—	4,559	7,637	3,383	1,394	53,381
	Forward premium swap option contracts#	165	26	—	—	—	—	2	—	124	—	—	—	—	—	—	—	317
	Written swap options#	314	623	—	345	318	—	2	—	11,346	—	—	—	—	—	—	—	12,948
	Written options#	2,644	—	—	1,036	—	—	611	—	—	—	—	—	—	—	—	—	4,291

	Total Liabilities	$312,437	$6,825	$339,024	$77,629	$125,316	$73,256	$140,673	$1,640	$25,922	$32,122	$9,388	$—	$4,559	$7,637	$8,571	$1,394	$1,166,393

	Total Financial and Derivative Net Assets	$(301,020)	$(4,014)	$85,134	$(37,765)	$(93,904)	$53,787	$(24,076)	$(1,188)	$57,601	$(23,859)	$515	$7,805,000	$1,814	$(5,621)	$26,540	$(115)	$7,538,829
	Total collateral received (pledged)##†	$(225,973)	$—	$—	$—	$(59,982)	$—	$—	$—	$—	$—	$—	$7,805,000	$—	$—	$—	$—
	Net amount	$(75,047)	$(4,014)	$85,134	$(37,765)	$(33,922)	$53,787	$(24,076)	$(1,188)	$57,601	$(23,859)	$515	$—	$1,814	$(5,621)	$26,540	$(115)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: May 26, 2017